UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 15, 2015


                       FALCONRIDGE OIL TECHNOLOGIES CORP.
             (Exact name of registrant as specified in its charter)

          Nevada                       000-54253                    N/A
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

17-120 West Beaver Creek Rd., Richmond Hill, Ontario, Canada       L4B 1L2
         (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code (905) 771-6551

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(A) PREVIOUS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     (i) On July 15, 2015, our company formally informed Malone Bailey LLP of their dismissal as our independent registered public accounting firm.

     (ii) The reports of Malone Bailey LLP on our financial statements as of and for the fiscal years ended February 28, 2015 and 2014 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about our ability to continue as a going concern.

     (iii) Our Board of Directors participated in and approved the decision to change independent registered public accounting firms.

     (iv) During the fiscal years ended February 28, 2015 and 2014, there have been no disagreements with Malone Bailey LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction Malone Bailey LLP would have caused them to make reference thereto in connection with their report on the financial statements for such years.

     (v) We have requested that Malone Bailey LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of the letter provided by Malone Bailey LLP is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(B) NEW INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     (1) On July 15, 2015, the Company engaged Paritz & Company, P.A. as its new independent registered public accounting firm. During the two most recent fiscal years, the Company had not consulted with Paritz & Company, P.A. regarding any of the following:

             (i) The application of accounting principles to a specific transaction, either completed or proposed;

             (ii) The type of audit opinion that might be rendered on our financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that Paritz & Company, P.A. concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue; or

             (iii) Any matter that was subject of a  disagreement,  as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

16.1   Letter from Malone Bailey LLP

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FALCONRIDGE OIL TECHNOLOGIES, CORP.


/s/ Mark Pellicane
----------------------------------------
Mark Pellicane
Principal Executive Officer and Director

July 16, 2015

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